CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
CONSOLIDATED BALANCE SHEETS [Abstract]
Trade receivables, allowance for doubtful accounts	$ 2,635	$ 5,891
Ordinary shares, par value per share	$ 0.01	$ 0.01
Ordinary shares, shares authorized	100,000,000	100,000,000
Ordinary shares, shares issued	35,328,771	34,674,889
Ordinary shares, shares outstanding	35,328,771	34,674,889
Treasury shares, shares	1,251,574	1,251,574